                                                                   EXHIBIT 11.11

                     ELEVENTH AMENDMENT TO CREDIT AGREEMENT


                         PERTAINING TO CREDIT FACILITY

                                  ESTABLISHED

                                  IN FAVOUR OF

                        KINGSWAY FINANCIAL SERVICES INC.

                     AND KINGSWAY U.S. FINANCE PARTNERSHIP

                                                                   Exhibit 10.11

     THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 31, 2003, is among:

                        KINGSWAY FINANCIAL SERVICES INC.
                     AND KINGSWAY U.S. FINANCE PARTNERSHIP

                                  As Borrowers

                                      AND

                      The Lenders named herein as Lenders

                                      AND

                       LASALLE BANK NATIONAL ASSOCIATION,
               As Administrative Agent and Co-Syndications Agent

                                      AND

                      CANADIAN IMPERIAL BANK OF COMMERCE,
                As Co-Syndications Agent and Documentation Agent

WHEREAS:

     1. Pursuant to a Credit Agreement made as of the 23rd day of February, 1999 among the parties hereto, as subsequently amended (the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the
Borrowers:


     2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement, in the manner hereinafter set forth;

     FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                   ARTICLE 1

                          AMENDMENT TO INTERPRETATION

     1.01 Amendment to the Definition of Funded Debt. Sub-section 1.01(41) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     "Funded Debt" means the aggregate indebtedness of the Borrowers on a Consolidated basis including, without limitation: (i) Capitalized Lease Obligations, (ii) Purchase Money Obligations, (iii) contingent liabilities under outstanding letters of credit (excluding undrawn letters of credit the beneficiary of which is a Borrower, Guarantor, any Subsidiary of a Borrower, State National Specialty Insurance Company Inc., State and County Mutual Insurance Company or General Reinsurance Corporation), and (iv) all principal and interest and all fees incurred in respect of such indebtedness; and, for greater certainty, for the purposes of calculating the ratio of Total Funded Debt to Total Capitalization pursuant to sub-section 8.02(1), "Funded Debt" shall exclude the gross proceeds of the offerings of the Trust I Debentures, the Trust II Debentures, the Second Round Trust Pool Debentures, the Third Round Trust Pool Debentures and the Fourth Round Trust Pool Debentures."

     1.02 Additional Permitted Indebtedness. Section 1.01(84) of the Credit Agreement is hereby amended by:

     (a) deleting sub-section 1.10(84)(xv) in its entirety and replacing it with the following:

          "Indebtedness in connection with the issuance of preferred securities by a statutory trust to a pooling vehicle sponsored by Sandler O'Neill & Partners L.P. (the "Second Round Trust Pool Securities") provided that (i) there shall be no cash redemption of the Second Round Trust Pool Securities without the prior written consent of the Majority of the Lenders; (ii) a Default or an Event of Default under this Agreement is not a default or event of default in respect of such indebtedness and acceleration of the Outstanding Obligations does not result in an acceleration of the obligations under the debentures (the "Second Round Trust Pool Debentures") or the Guarantees issued in connection with the Second Round Trust Pool Securities; (iii) no cash dividends may be paid on the Second Round Trust Pool Securities so long as a Default or Event of Default under this Agreement has occurred and is continuing; and (iv) the terms and conditions of the Second Round Trust Pool Securities are otherwise satisfactory to the Majority of the Lenders, provided that the aggregate indebtedness in respect of the Second Round Trust Pool Debentures does not exceed US $15,464,000."

     (b) deleting the period found at the end of sub-section 1.01(84)(xviii) and replacing such period with a semi-colon, by adding the word "and" immediately following the semi-colon and by adding the following as sub-section 1.01(84)(xix):

     "(xix) Indebtedness of the Borrowers in connection with the issuance, pursuant to up to four transactions, of preferred securities to one or more pooling vehicles by any one of up to four statutory trusts (the "Fourth Round Trust Pool Securities"); provided that:

            (i) there shall be no cash redemption of any of the Fourth Round Trust Pool Securities without the prior written consent of the Majority of the Lenders;

            (ii) a Default or an Event of Default under this Agreement is not a default or event of default in respect of such Indebtedness and acceleration of the Outstanding Obligations does not result in an acceleration of the obligations under the debentures issued in connection with the Fourth Round Trust Pool Securities (the "Fourth Round Trust Pool Debentures"), or any Guarantees issued in connection with the Fourth Round Trust Pool Debentures;

            (iii) no cash dividends may be paid on the Fourth Round Trust Pool Securities so long as a Default or Event of Default under this Agreement has occurred and is continuing;

            (iv) the Administrative Agent has received: (A) all material documentation as determined by the Agent in its sole discretion relating to the Fourth Round Trust Pool Debentures, the Fourth Round Trust Pool Securities, including, without limitation, all materials filed with any securities commission, containing terms and conditions satisfactory to the Agent and the Majority of the Lenders; and (B) and executed intercreditor agreement with the holders of the Fourth Round Trust Pool Securities and the Fourth Round Trust Pool Debentures or such other evidence of subordination as may be satisfactory to the Agent and the Majority of the Lenders in respect of the obligations of the Borrowers, the Guarantor or their Subsidiaries to the holders of the Fourth Round Trust Pool Securities and the Fourth Round Trust Pool Debentures, to provide, among other things, for subordination of the obligations of the Borrowers, the Guarantor and the Subsidiaries in connection with the Fourth Round Trust Pool Securities and the Fourth Round Trust Pool Debentures to the payment in full of the Outstanding Obligations;

          (v) none of the statutory trusts issuing the Fourth Round Trust Pool Debentures shall incur any debts, liabilities or obligations other than reasonable fees and expenses of the trustees under the Fourth Round Trust Pool Debentures (acting solely in its capacity as trustee and not in their individual capacity), and the principal, premium (if any) and interest in respect of the Fourth Round Trust Pool
          Securities;

          (vi) the aggregate indebtedness in respect of the Fourth Round Trust Pool Debentures does not exceed US $65,000,000 in the aggregate, without the prior written consent of the Majority of the Lenders; and

          (vii) the terms and conditions of each of the Fourth Round Trust Pool Securities are otherwise satisfactory to the Majority of the Lenders."

     1.03 Amendment to the Definition of Total Capitalization. Sub-section 1.01(103) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     "Total Capitalization" means without duplication the sum of (i) Funded Debt, plus (ii) shareholders equity including, for greater certainty, the gross proceeds of the offerings of the Trust I Preferred Securities, the Trust II Preferred Securities, the Second Round Trust Pool Securities, the Third Round Trust Pool Securities and the Fourth Round Trust Pool Securities, all of which shall be calculated in respect of Kingsway on a Consolidated basis in accordance with GAAP."


                                   ARTICLE II

                             AMENDMENT TO COVENANTS

     2.01 Amendment to Funded Debt to Total Capitalization Ratio Covenant. Sub-section 8.02(1) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     "Kingsway shall maintain at all times a ratio of Funded Debt to Total Capitalization on a Consolidated basis of not greater than 0.30:1.00 calculated quarterly on the last day of each fiscal quarter of Kingsway; provided that, for the purposes of the covenant only, neither the Trust I Debentures nor the Trust II Debentures nor the Second Round Trust Pool Debentures nor the Third Round Trust Pool Debentures nor the Fourth Round Trust Pool Debentures shall be included in the calculation of Funded Debt but the Trust I Debentures, Trust II Debentures, the Second Round Trust Pool Debentures, the Third Round Trust Pool Debentures and the Fourth Round Trust Pool Debentures shall be included in the calculation of Total Capitalization."

     2.02 Amendment to Minimum Tangible Net Worth Covenant. Sub-section 8.02(3) of the Credit Agreement is hereby amended by deleting the sentence at the end of such sub-section and adding the following sentence at the end of such sub-section:

     "For greater certainty, the proceeds of the offerings of the Trust I Preferred Securities, the Trust II Preferred Securities, the Second Round Trust Pool Securities, the Third Round Trust Pool Securities, the Fourth Round Trust Pool Securities and any other preferred securities issued by Kingsway or any of its Subsidiaries shall not be included in the calculation of Minimum Tangible Net Worth."

     2.03 Amendment to No Guarantees Covenant. Sub-section 8.03(5) of the Credit Agreement is hereby amended by: (A) deleting the word "and" at the end of sub-section 8.03(5)(x), and all of sub-section (xi); and (B) inserting the following immediately after sub-section 8.03(5)(x):

     "(xi) the Guarantees issued by Kingsway or the Guarantor in connection with the Fourth Round Trust Pool Securities issuance;

     (xii) the Guarantee issued by Kingsway to guarantee the reinsurance obligations of Lincoln General Insurance Company to Clarenden Insurance Company; provided that the Lenders shall have received copies, certified by the Chief Financial Officer of Kingsway, of the executed guarantee and all material documentation relating thereto, all in form and substance acceptable to the Majority of the Lenders; and

     (xiii) as otherwise permitted hereunder."

     2.04 Amendment to Material Contracts Covenant. Sub-section 8.03(7)(d) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     "(d) any material documents relating to the offering of the Trust I Preferred Securities, the Trust II Preferred Securities, the Second Round Trust Pool Securities, the Third Round Trust Pool Securities and the Fourth Round Trust Pool Securities and any declaration of trust, indemnities, indentures, guarantees and other documents, agreements and instruments in connection therewith."

     2.05 Amendment to Restricted Payments Covenant. Sub-section 8.03(14) of the Credit Agreement is hereby amended by deleting sub-clause (b) in its entirety and replacing it with the following:

     "(b) The Borrowers will not, and will not permit or cause the Guarantor or any of the Subsidiaries to:

     (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment of principal on any Subordinated Debt, or directly or indirectly make any redemption (including pursuant to any change of control provision), retirement, defeasance or other acquisition for value of any Subordinated Debt, or make any deposit or otherwise set aside funds for any of the foregoing purposes; or

     (ii) make any payment (including, without limitation, any payment of principal, premium (if any) or interest) in respect of the Trust I Debentures, the Trust I Preferred Securities, the Trust II Debentures, the Trust II Preferred Securities, the Second Round Trust Pool Debentures, the Second Round Trust Pool Securities, the Third Round Trust Pool Securities, the Third Round Trust Pool Securities, the Fourth Round Trust Pool Debentures or the Fourth Round Trust Pool Securities or any other securities issued by any Borrower, the Guarantor or any of their Subsidiaries or any guarantees or indemnities in respect thereof following the occurrence of an Event of Default which is continuing or make any such payment if the making of such payment would result in the occurrence of a Default or Event of Default."

     2.06 Amendment to Section 10.11. Section 10.11 of the Credit Agreement is hereby amended by deleting the reference therein to "Section 10.20" and replacing such reference with "Section 10.18".

                                  ARTICLE III

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

     3.01 Conditions Precedent. The amendments set forth in this Eleventh Amendment to Credit Agreement shall not become effective until the execution and delivery of this Eleventh Amendment to Credit Agreement by the Borrowers and the Majority of the Lenders, and the receipt by the

Administrative Agent and the Majority of the Lenders of such documentation as they may reasonably require to effect the amendments contemplated in this Eleventh Amendment to Credit Agreement.

                                   ARTICLE IV

                                 MISCELLANEOUS

     4.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Eleventh Amendment to Credit Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Eleventh Amendment to Credit Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" of the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalised terms utilised in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

     4.02 Assignment. This Eleventh Amendment to Credit Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

     4.03 Severability. Any provision of this Eleventh Amendment to Credit Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     4.04 Governing Law. This Eleventh Amendment to Credit Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

     4.05 Further Assurances. The Borrowers shall from time to time and at times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Eleventh Amendment to Credit Agreement.

     4.06 Counterparts. This Eleventh Amendment to Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Eleventh Amendment to Credit Agreement.

                          KINGSWAY FINANCIAL SERVICES INC.

                          By: /s/ William G. Star
                              -----------------------------------------------
                              William G. Star
                              President & Chief Executive Officer

                          By: /s/ W. Shaun Jackson
                              -----------------------------------------------
                              W. Shaun Jackson
                              Executive Vice President & Chief Financial Officer

                          KINGSWAY U.S. FINANCE PARTNERSHIP
                          by its Partners

                              KINGSWAY FINANCIAL SERVICES INC.

                          By: /s/ W. Shaun Jackson
                              -----------------------------------------------
                              W. Shaun Jackson
                              Executive Vice President & Chief Financial Officer


                              METRO CLAIM SERVICES INC.

                          By: /s/ W. Shaun Jackson
                              -----------------------------------------------
                              W. Shaun Jackson
                              Secretary

                          CANADIAN IMPERIAL BANK OF COMMERCE

                          By: /s/ Ralph Sehgal
                              -----------------------------------------------
                              Ralph Sehgal
                              Executive Director

                          By: /s/ Pattie Perras Shugart
                              -----------------------------------------------
                              Pattie Perras Shugart
                              Managing Director

                          LASALLE BANK NATIONAL ASSOCIATION

                          By: /s/ Brad Kronland
                              -----------------------------------------------
                              Brad Kronland
                              Assistant Vice President

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       AS ADMINISTRATIVE AGENT

                                       By: /s/ Brad Kronland
                                           -------------------------------------
                                           Brad Kronland
                                           Assistant Vice President

                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       AS DOCUMENTATION AGENT

                                       By: /s/ Ralph Sehgal
                                           -------------------------------------
                                           Ralph Sehgal
                                           Executive Director

                                       By: /s/ Warren Lobo
                                           -------------------------------------
                                           Warren Lobo
                                           Director

                                       CANADIAN IMPERIAL BANK OF COMMERCE
                                       NEW YORK AGENCY

                                       By: /s/ Geraldine Kerr
                                           -------------------------------------
                                           Geraldine Kerr
                                           Executive Director

                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ William E. Zarrett
                                           -------------------------------------
                                           William E. Zarrett
                                           Managing Director

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: